UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2012

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CoroWare, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1410 Market Street, Suite 200

Kirkland, Washington 98033

(Address of principal executive offices)

(800) 641-2676

(Registrant's telephone number, including area code)

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Copies to:

Gary L. Blum, Esq.

Law Offices of Gary L. Blum

3278 Wilshire Boulevard, Suite 603

Los Angeles, CA 90010

Phone: (213) 381-7450

Fax: (213) 384-1035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification of Rights of Security Holders

On July 6, 2012, CoroWare, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a certificate of amendment to the Company’s certificate of incorporation to give effect to a 1-for-200 reverse stock split (the “Reverse Split”) of the Company‘s common shares. The Company has submitted to FINRA the requisite notification of the corporate action. There were 2,293,324,939 shares of Company common stock outstanding as of July 6, 2012, an amount that corresponds to 11,466,625 shares of Company common stock outstanding after completion of the Reverse Split.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.         Description

3.1 Certificate of Amendment of Certificate of Incorporation filed on July 6, 2012,

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

Date: July 11, 2012 /s/ Lloyd Spencer Lloyd Spencer

Chief Executive Officer